                                                                    EXHIBIT 99.1

THIS FORM IS NOT A PROXY. PLEASE DO NOT SEND THIS FORM IN WITH YOUR PROXY CARD. INSTEAD, PLEASE RETURN THE COMPLETED FORM TO THE EXCHANGE AGENT IN THE BROWN ENVELOPE.

                         ELECTION AND TRANSMITTAL FORM
                         FOR SHARES OF COMMON STOCK OF
                   AMERICAN HERITAGE LIFE INVESTMENT COMPANY

    PLEASE READ THE VERY IMPORTANT INSTRUCTIONS BEGINNING ON PAGE 10 BEFORE COMPLETING BOXES A THROUGH G AND THE FORM W-9.

    By completing this election form, you are surrendering the certificates listed in Box A (or guaranteeing delivery of such certificates in accordance with Box F) and making the election set forth in Box B.

                                     BOX A

                               DESCRIPTION OF SHARES
(If the space provided in Box A is inadequate, please provide the information on a separate piece of paper and attach it to this form.)

                                                                 NUMBER OF SHARES
    NAME AND ADDRESS OF REGISTERED                                REPRESENTED BY
HOLDER(S) EXACTLY AS NAME(S) APPEAR(S)   CERTIFICATE NUMBERS   EACH CERTIFICATE OR
ON CERTIFICATES OR ON YOUR ACCOUNT WITH   OR ACCOUNT NUMBER     HELD IN AN ACCOUNT
  THE AMERICAN HERITAGE LIFE DRIP(1),     WITH THE AMERICAN     WITH THE AMERICAN
ESPP(2) OR ASIP(3) (PLEASE FILL IN, IF   HERITAGE LIFE DRIP,   HERITAGE LIFE DRIP,
                BLANK)                       ESPP OR ASIP          ESPP OR ASIP
                                         Total Shares:

/ /    Please check this box if any American Heritage Life shares covered by this Election and Transmittal Form are not represented by certificates or are held in an account with the American Heritage Life DRIP, ESPP or ASIP.

------------------------

(1)   Dividend Reinvestment Plan

(2)   Employee Stock Purchase Plan

(3)   Agent Stock Investment Plan

                                     BOX B

                                         ELECTION
                                   (Check only one box)

Subject to the terms and conditions described in this form, you elect:
/ /        to receive Allstate common stock for ALL of your American Heritage Life shares.
/ /        to receive $32.25 in cash per share for ALL of your American Heritage Life shares.
/ /        to receive $32.25 in cash per share for SOME of your American Heritage Life shares and to receive Allstate common stock for the remainder, as allocated below:

            CASH                           STOCK                          TOTAL
-----------------------------  -----------------------------  -----------------------------
  (No. of shares including       (No. of shares including       (No. of shares including
 DRIP, ESPP and ASIP shares)    DRIP, ESPP and ASIP shares)    DRIP, ESPP and ASIP shares)

                                     BOX C

                              REQUIRED SIGNATURES

              (IMPORTANT: ALL AMERICAN HERITAGE LIFE SHAREHOLDERS

                   SUBMITTING THIS FORM MUST SIGN IN BOX C.)

Dated: ______________________, 1999

SIGN HERE: _____________________________________________________________________

           _____________________________________________________________________
           (Signatures of registered holders or American Heritage Life DRIP, ESPP or ASIP participants. You must sign your name exactly as it appears on stock certificates or accounts with an American Heritage Life DRIP, ESPP or ASIP.)

Name(s): _______________________________________________________________________
                                 (Please print)

________________________________________________________________________________
                        (Area code and telephone number)

Capacity (full title): _________________________________________________________
(If signature is by attorney, executor, administrator, trustee or guardian or other person acting in a fiduciary capacity, set forth the full title.)

    If any check is to be payable to the order of, or Allstate common stock is to be issued in the name of, a person other than the persons signing this election form, then you must complete Box D. By completing Box D, you are authorizing the Exchange Agent to issue any check or Allstate common stock in the name specified in Box D. In addition, your signature on this Election and Transmittal Form must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Association's Medallion Program using Box G.

    If a check or a distribution statement or certificate for Allstate common stock is to be sent to someone other than the persons signing this Election and Transmittal Form or to the persons signing this form but at an address other than that shown in Box A, then you must complete Box E. By completing Box E you are authorizing the Exchange Agent to mail any check or distribution statement or certificate for Allstate common stock to the person and address specified in Box E. In addition, your signature on this form must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Association's Medallion Program using Box G.

    If any check or a distribution statement or certificate for Allstate's common stock is to be issued in a name other than that in which the certificates surrendered for such exchange are registered, it will be a condition of the exchange that the person requesting the exchange pay the amount of any stock transfer or other taxes (whether imposed on the registered holder or that person), payable on account of the transfer to that person, to the Exchange Agent or submit satisfactory evidence of the payment of these taxes, or exemption from these taxes, to the Exchange Agent before the check, distribution statement or certificate is issued.

-------------------------------------------

                                     BOX D
  -----------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
  -----------------------------------------------

      To be completed ONLY if a check is to be made payable to or Allstate's common stock is to be issued in the name of someone other than you.

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
                               (Include Zip Code)

-------------------------------------------
-------------------------------------------

                                     BOX E
  -----------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
  -----------------------------------------------

      To be completed ONLY if a check or a distribution statement or certificate for Allstate's common stock is to be mailed to someone other than to you or to you at an address other than that shown in Box A.

  Mail to:

  Name _______________________________________________________________________

                                 (Please Print)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

                               (Include Zip Code)

-------------------------------------------

    Instead of forwarding certificates, you may deliver your certificates under the guaranteed delivery procedure. To use the guaranteed delivery procedure contained in this Election and Transmittal Form, have the guarantor (which must be a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States) complete and execute Boxes F and G. Deliver this form (with Boxes F and G completed) and any other required documents so that they are received by the Exchange Agent before 4:00 P.M. Eastern time on October 25, 1999. Instruct the guarantor to deliver the certificates in proper form for transfer to the Exchange Agent no later than 5:00 p.m., New York City Time, on the third trading day after the date of execution of the Guarantee of Delivery in Box F. If the guarantor fails to deliver the certificates on a timely basis in accordance with applicable guaranteed delivery procedures, any purported cash election for those certificates will be void.

    If necessary, Boxes F and G (but no other parts of this Election and Transmittal Form) may be faxed to the Exchange Agent at (201) 222-4720 or (201) 222-4721. Please confirm receipt by calling (201) 222-4707.

                                     BOX F

                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
                             GUARANTEE OF DELIVERY
     (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED WITH THIS FORM.)

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees delivery to the Exchange Agent (at its address set forth in this Election and Transmittal Form) of the certificates for the American Heritage Life shares to which this form relates, duly endorsed in blank or otherwise acceptable in form for transfer on the books of American Heritage Life, no later than 5:00 P.M. Eastern time on the third trading day after the date of execution of the Guarantee of Delivery.

(This Box F is not to be used to guarantee signatures. See Box G.)

Dated: ____________________, 1999

No. of Shares: ____________

Name of Firm: __________________________________________________________________

________________________________________________________________________________
                             (Authorized signature)

Address: _______________________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Telephone Number (including area code): ________________________________________

    No signature guarantee is required on this Election and Transmittal Form if it is signed by the registered holders of certificates or DRIP, ESPP or ASIP accounts covered by this form, unless Box D, E or F is completed. All signatures on this Election and Transmittal Form not signed by the registered holders of certificates or DRIP, ESPP or ASIP accounts covered by this form, as well as signatures of holders completing Box D, E or F, must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Association's Medallion Program using Box G, entitled "Signature Guarantee."

    If necessary, Boxes F and G (but no other parts of this Election and Transmittal Form) may be faxed to the Exchange Agent at (201) 222-4720 or (201) 222-4721. Please confirm receipt by calling (201) 222-4707.

                                     BOX G

                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
                              SIGNATURE GUARANTEE

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                             (Please Print or Type)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

Area Code and Telephone No.: ___________________________________________________

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a holder surrendering Certificates is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment to such holder may be subject to a 31% backup withholding. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as such an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from Corporate Investor Communications, Inc.. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information. If backup withholding applies, the Exchange Agent is required to withhold 31% of any cash amounts otherwise payable to the holder. Backup withholding is not an additional income tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    PLEASE CONSULT YOUR ACCOUNTANT OR TAX ADVISOR FOR FURTHER GUIDANCE IN COMPLETING THE SUBSTITUTE FORM W-9.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on cash payments that are made to a holder with respect to Certificates surrendered for payment.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    Each holder is required to give the Exchange Agent the social security number or employee identification number of the record holder(s) of the Certificates. If the Certificates are in more than one name or are not in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. Notwithstanding that the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number are completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such holder if a TIN is provided to the Exchange Agent within 60 days.

SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
             PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City, State and Zip Code: ______________________________________________________


             SUBSTITUTE               TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS                    Social Security Number
              FORM W-9                 Enter your taxpayer identification number in the              ------------------------
     DEPARTMENT OF THE TREASURY        appropriate box. For most individuals this is your
      INTERNAL REVENUE SERVICE         social security number. If you do not have a number,
                                       see the enclosed Guidelines. If awaiting TIN, write
                                       "Applied For."

    PAYOR'S REQUEST FOR TAXPAYER      NOTE: If the account is more than one name, see the         Employer Identification Number
    IDENTIFICATION NUMBER (TIN)        enclosed Guidelines on which number to give the payor.        ------------------------
 For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as provided therein.
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) the number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days,
     31% of all reportable payments made to me thereafter will be withheld until I provide a number) and

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

    CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the
    IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

 SIGNATURE -------------------------------------------------------------------------------------------

 DATE -------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE "TIN" ON SUBSTITUTE FORM W-9.
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

------------------------------------------
---------------------------------------------
   Signature                                                                Date

                 INSTRUCTIONS FOR ELECTION AND TRANSMITTAL FORM

    The Election and Transmittal Form relates to the proposed merger of American Heritage Life Investment Corporation into A.P.L. Acquisition Corporation, a wholly-owned subsidiary of The Allstate Corporation.

WHAT YOU WILL RECEIVE AS A RESULT OF THE MERGER?

    As a result of the merger, your shares of American Heritage Life stock will be exchanged for either shares of Allstate common stock or cash. The terms of the merger agreement between American Heritage Life and Allstate allow you to make a choice as to the consideration you would like to receive in the merger. For each share of American Heritage Life stock that you hold at the effective time of the merger, including shares you own as a participant in the American Heritage Life Dividend Reinvestment Plan (the "American Heritage Life DRIP"), the American Heritage Life Employee Stock Purchase Plan (the "American Heritage Life ESPP") or the American Heritage Life Agents Stock Investment Plan (the "American Heritage Life ASIP"), you can choose to:

    - receive $32.25 in cash, subject to the limitation described below, OR

    - exchange the American Heritage Life share for shares of Allstate common stock worth $32.25, based on a 10-day average closing price for Allstate common stock near the time of the effectiveness of the merger.

You may choose to receive cash for a portion of your American Heritage Life shares and Allstate common stock for the rest of your American Heritage Life shares.

The Allstate common stock issued in connection with the merger will be issued in book-entry form. Consequently, after the merger, you will not receive certificates for Allstate common stock. Instead, you will receive a distribution statement showing the number of shares of Allstate common stock that you received in the merger. You may request a certificate by following the instructions on the distribution statement.

ARE THERE LIMITATIONS ON THE AMOUNT OF CASH THAT CAN BE PAID TO AMERICAN HERITAGE LIFE SHAREHOLDERS IN THE MERGER?

    In the merger agreement, Allstate and American Heritage Life agreed that no more than 50% of the total value of the merger consideration may be paid in cash, whether it is used to pay American Heritage Life shareholders who choose to receive cash instead of Allstate common stock or to pay cash instead of fractional shares. After all of the Election and Transmittal Forms have been received and the election deadline passes, we will determine the exact amount of cash to be distributed to you, if you have indicated that you wish to receive cash. It may be necessary to prorate the cash consideration among American Heritage Life Shareholders and you may receive less than the amount of cash you elected.

WHAT DO YOU NEED TO DO IF YOU WANT TO ELECT TO RECEIVE CASH OR STOCK FOR ANY OF YOUR AMERICAN HERITAGE LIFE SHARES?

    If you are the REGISTERED HOLDER of shares of American Heritage Life stock held in certificated or book entry form, please complete the following items on the Election and Transmittal Form and send all required documents and stock certificates to the Exchange Agent for delivery on or before 4:00 P.M. Eastern time on October 25, 1999:

                  Description of Shares (Box A)
                  Election (Box B)
                  Required Signatures (Box C)
                  Substitute Form W-9
                  Special Payment Instructions form (IF APPLICABLE) (Box D) Special Delivery Instructions (IF APPLICABLE) (Box E) Guarantee of Delivery (IF APPLICABLE) (Box F)
                  Signature Guarantee (IF APPLICABLE) (Box G)
                  Certificate of Awaiting Taxpayer Identification Number (IF APPLICABLE)

    If you are the BENEFICIAL OWNER of shares of American Heritage Life stock (e.g., your bank or broker holds the shares), follow the instructions sent to you by your bank or broker. Return your signed documents to your bank or broker (not to the Exchange Agent) in time for your bank or broker to make a cash election for you before 4:00 P.M. Eastern time on October 25, 1999.

WHAT HAPPENS IF YOU DO NOT RETURN THE ELECTION AND TRANSMITTAL FORM?

    If you do not return an Election and Transmittal Form before 4:00 P.M. Eastern time on October 25, 1999, you will be deemed to have elected to receive shares of Allstate common stock for all of your shares of American Heritage Life stock. After the merger is complete, you will be sent a separate letter of transmittal with instructions for receiving shares of Allstate common stock for any American Heritage Life shares for which you did not submit the form or for which you did not submit the form in time.

WHAT IS THE DEADLINE FOR RETURNING THE ELECTION AND TRANSMITTAL FORM?

    The Exchange Agent must receive your Election and Transmittal Form (or the election form of your bank or broker) and all required documents before 4:00 P.M. Eastern time on October 25, 1999.

WHAT HAPPENS IF YOU SEND THE ELECTION AND TRANSMITTAL FORM TO SOMEONE OTHER THAN THE EXCHANGE AGENT?

    You should return the Election and Transmittal Form and all other required documents to the Exchange Agent at the address indicated below in the brown envelope. Delivery of the Election and Transmittal Form to a different address will not constitute a valid delivery and will result in your receiving shares of Allstate common stock for all of your shares of American Heritage Life stock. DO NOT SEND THE ELECTION AND TRANSMITTAL FORM WITH YOUR PROXY CARD.

WHAT IS THE EXCHANGE AGENT'S ADDRESS?

    Depending on the method of delivery that you choose to use, the Exchange Agent's address is as follows:

U.S. MAIL                      FEDERAL EXPRESS OR OTHER       HAND DELIVERY
First Chicago Trust Company    COURIER                        First Chicago Trust Company
of New York                    First Chicago Trust Company    of New York
Corporate Actions, Suite 4660  of New York                    c/o Securities Transfer and
P. O. Box 2569                 Corporate Actions, Suite 4680  Reporting Services
Jersey City, NJ 07303-2569     14 Wall Street, 8(th) Floor    Attn: Corporate Actions
                               New York, NY 10005             100 William Street, Galleria
                                                              New York, NY 10038

WHAT IF YOU CHANGE YOUR MIND AFTER SENDING IN THE ELECTION AND TRANSMITTAL FORM?

    You may revoke your election at any time before 4:00 P.M. Eastern time on October 25, 1999 by notifying the Exchange Agent in writing at the address listed above. You may change your election by submitting a new Election and Transmittal Form with the signature guarantee in Box G completed before 4:00 P.M. Eastern time on October 25, 1999.

HOW CAN YOU GET MORE HELP OR ASK FOR MORE COPIES?

    If you need assistance or if you need additional copies of this Election and Transmittal Form, of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, of Form W-8 or of the proxy statement/prospectus, write to Corporate Investor Communications, Inc. (CIC), 111 Commerce Road, Carlstadt, NJ 07072-2586, or call CIC toll-free at 1-877-460-4352.

WHAT IF YOU ARE A PARTICIPANT IN THE AMERICAN HERITAGE LIFE DRIP?

    If you hold American Heritage Life shares in an American Heritage Life DRIP account and such shares are not represented by certificates, you need not obtain certificates representing such shares in order to make a valid election with the Election and Transmittal Form. In all other respects, however, these Instructions and the terms of the Election and Transmittal Form apply.

    You have been sent one Election and Transmittal Form for each American Heritage Life DRIP account in your name. A separate election form is required to be properly completed, duly executed and delivered for each American Heritage Life DRIP account for which you are making an election in exchange for your American Heritage Life DRIP shares.

    Any Allstate shares issued to you in the merger in exchange for your DRIP shares will be book-entry shares. You will NOT be enrolled in the DirectSERVICE-TM- Investment Program for Allstate as a result of the merger. You may contact the Exchange Agent if you wish to enroll in the DirectSERVICE-TM-Investment Program for Allstate after the merger is completed.

WHAT IF YOU ARE A PARTICIPANT IN THE AMERICAN HERITAGE LIFE ESPP OR ASIP?

    If you hold American Heritage Life shares in an American Heritage Life ESPP or ASIP account and such shares are not represented by certificates, you do not need to obtain certificates representing such shares in order to make a valid election with the Election and Transmittal Form. In all other respects, however, these Instructions and the terms of the Election and Transmittal Form apply. Any Allstate shares issued to you in the merger in exchange for your ESPP or ASIP shares will be book-entry shares.

    You have been sent one Election and Transmittal Form for each American Heritage Life ESPP or ASIP account in your name. A separate election form is required to be properly completed, duly executed and delivered for each American Heritage Life ESPP or ASIP account for which you are making an election in exchange for your American Heritage Life ESPP or ASIP shares.

WHERE CAN YOU FIND MORE INFORMATION ABOUT THE ELECTION PROCESS?

    The election process is summarized under the caption "Principal Terms of The Merger Agreement: Election Procedures" in the proxy statement/prospectus of American Heritage Life and Allstate, dated September 27, 1999 that was sent to you with this election form. The election process is also described in the merger agreement, which is attached to the proxy statement/prospectus as Appendix A. You should read the merger agreement and the proxy statement/prospectus carefully before making a cash election.

HOW SHOULD YOU SIGN THE ELECTION AND TRANSMITTAL FORM AND THE CERTIFICATES AND DOCUMENTS THAT YOU SUBMIT WITH IT?

    You should sign the Election and Transmittal Form according to the procedures below that apply to you:

    - If you are the registered holder of the American Heritage Life shares covered by the form, the signatures must correspond with the names on the face of the stock certificate or on the DRIP, ESPP or ASIP account for the American Heritage Life shares covered by the form, without alteration or any other change whatsoever.

    - If any of the American Heritage Life shares covered by the Election and Transmittal Form are registered in the names of two or more persons, all of these persons must sign the form. If you have multiple certificates, each registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Election and Transmittal Forms as there are different registrations of the certificates.

    - If you are the registered holder of the American Heritage Life shares covered by the Election and Transmittal Form, no endorsements of certificates or separate stock powers are required, unless a check is to be payable to the order of, or Allstate's common stock is to be issued in the name of, a person other than the registered holders of the shares.

    - If a check is to be payable to the order of, or Allstate's common stock is to be issued in the name of, a person other than the registered holders of the shares, Box D of the Election and Transmittal Form must be completed and the certificates evidencing the shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the names of the registered holders appear on such certificates. Signatures on such certificates and stock powers must be guaranteed in Box G of the form by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Association's Medallion Program.

    - If the Election and Transmittal Form is signed by a person other than the registered holder of the American Heritage Life shares covered by the form, the certificates evidencing the shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder appears on such certificates. Signatures on the certificates and stock powers must be guaranteed in Box G of the form by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Association's Medallion Program.

    - If the Election and Transmittal Form or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's authority to so act must be submitted.

WHAT SHOULD YOU DO IF YOUR AMERICAN HERITAGE LIFE STOCK CERTIFICATES HAVE BEEN LOST, STOLEN OR DESTROYED?

    If any of your American Heritage Life stock certificates have been lost, stolen or destroyed, you should promptly contact SunTrust Bank, Atlanta for assistance. The address is SunTrust Bank, Atlanta, Stock Transfer Department, P.O. Box 4625, Atlanta, Georgia 30302. The phone number is 1-800-568-3476.

    By signing the Election and Transmittal Form in Box C and submitting the form to the Exchange Agent, you are agreeing to all of the terms of the form, these Instructions and the following statements:

    - You received the proxy statement/prospectus accompanying the Election and Transmittal Form.

    - Any cash election made in connection with the merger is subject to the proration provisions described in the merger agreement.

    - You authorize the Exchange Agent to deliver the American Heritage Life shares covered by the Election and Transmittal Form and to receive on your behalf any check for the cash and any Allstate common stock to be received in the merger for the American Heritage Life shares to which the Election and Transmittal Form applies.

    - You understand that all questions as to the validity, form and eligibility of any election and delivery and/or surrender of certificates under the Election and Transmittal Form will be determined by the Exchange Agent, or as otherwise provided by the merger agreement, that any determinations of this kind will be final and binding and that neither American Heritage Life, Allstate nor the Exchange Agent are under any obligation to notify you of any defect in the form.

    - You authorize the Exchange Agent to issue any check or a distribution statement or certificate for Allstate common stock to the registered holders at the addresses listed in Box A of the Election and Transmittal Form unless otherwise authorized by your completion of Box D and/or Box E of the form.

    - You understand that no authority conferred by the Election and Transmittal Form or agreed to be conferred will be affected by, and all authority of this kind will survive, your death or incapacity and that all of your obligations under the Election and Transmittal Form will be binding on your heirs, personal representatives, successors and assigns.

    - You understand that Allstate will pay to each shareholder of American Heritage Life who would otherwise be entitled to receive a fractional share of Allstate common stock in the merger an amount of cash equal to
      (a) the fraction of a share of Allstate common stock to which the shareholder would otherwise be entitled, multiplied by (b) the average closing price per share of Allstate's common stock as reported on The Wall Street Journal's New York Stock Exchange Composite Transaction Reports for the ten consecutive trading days in the period ending five trading days prior to the closing of the merger.

    - You represent and warrant that you have full power and authority to complete and deliver the Election and Transmittal Form and to surrender the certificates surrendered with it (or any certificates covered by a Guarantee of Delivery in accordance with Box F of the form) or any American Heritage Life DRIP, ESPP or ASIP shares listed on the form, free and clear of any liens, claims, charges or encumbrances whatsoever. Unless you otherwise endorse your stock certificates or a stock power, the Election and Transmittal Form will be treated as a stock power endorsed by you.

    - If requested, you agree to execute and deliver all additional documents deemed by the Exchange Agent or Allstate to be necessary or desirable to complete the assignment, transfer, cancellation and retirement of the American Heritage Life shares covered by the Election and Transmittal Form.

    - You understand that the Election and Transmittal Form will be effective only when it is received by the Exchange Agent and that the method of delivery that you choose to use to deliver the form, any stock certificates and any other documents is at your risk. You agree to bear the risk of loss of the certificates until the Exchange Agent has actually received the certificates. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery by 4:00 P.M. Eastern time on October 25, 1999.

    - You understand that neither Allstate, American Heritage Life nor the Exchange Agent will be liable to any holder of American Heritage Life shares for any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    YOU MUST COMPLETE THE IRS SUBSTITUTE FORM W-9. Under federal income tax laws, each holder surrendering American Heritage Life stock (including American Heritage Life DRIP, ESPP and ASIP participants) is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, as provided under "Important Tax Information", and to indicate if such holder is not subject to backup withholding by signing and dating the Substitute Form W-9. Failure to provide the information on the form may subject the surrendering holder to a $50 penalty imposed by the Internal Revenue Service and any amount received as consideration in the merger will be subject to backup withholding taxes of 31%. You should review the "Important Tax Information" on the Substitute Form W-9 and the Guidelines to such form. Please consult your accountant or tax advisor for further guidance in completing the Substitute Form W-9.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen; i.e., 00-0000000. The table below will help determine the number to give the payor.

-----------------------------------------------------------
                                    GIVE THE NAME AND
                                    SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
-----------------------------------------------------------
3.         An individual's account  The individual

4.         Two or more individuals  The actual owner of the
           (joint account)          account or, if combined
                                    funds, any one of the
                                    individuals(1)

5.         Husband and wife (joint  The actual owner of the
           account)                 account or, if joint
                                    funds, either person(1)

6.         Custodian account of a   The minor(2)
           minor (Uniform Gift to
           Minors Act)

7.         Adult and minor (joint   The adult or, if the
           account)                 minor is the only
                                    contributor, the
                                    minor(1)

8.         Account in the name of   The ward, minor or
           guardian or committee    incompetent person(3)
           for a designed ward,
           minor or incompetent
           person

9.         a. The usual revocable   The grantor-trustee(1)
             savings trust account
             (grantor is also
             trustee)

           b. So-called trust       The actual owner(1)
             account that is not a
             legal or valid trust
             under state law

10.        Sole proprietorship      The owner(4)
           account

-----------------------------------------------------------

                                    GIVE THE NAME AND
                                    EMPLOYER
                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF--
-----------------------------------------------------------
11.        A valid trust, estate    The legal entity (Do
           or pension trust         not furnish the
                                    identifying number of
                                    the personal
                                    representative or
                                    trustee unless the
                                    legal entity itself is
                                    not designated in the
                                    account title.)(5)

12.        Corporate account        The corporation

13.        Religious, charitable    The organization
           or educational
           organization account

14.        Partnership account      The partnership
           held in the name of the
           business

15.        Association, club, or    The organization
           other tax-exempt
           organization

16.        A broker or registered   The broker or nominee
           nominee

17.        Account with the         The public entity
           Department of
           Agriculture in the name
           of a public entity
           (such as a state or
           local government,
           school district, or
           prison) that receives
           agricultural program
           payments

---------------------------------------------
---------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a), or an individual retirement plan.

    - The United States or any agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency or instrumentality thereof.

    - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a).

    - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

    - An entity registered at all times under the Investment Company Act of 1940.

    - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure may be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE